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                                                                   Exhibit 3.190

DOMESTIC
BUSINESS CORPORATION

STATE OF MAINE
ARTICLES OF INCORPORATION
(Mark box only if applicable)

[ ] This is a professional corporation** formed pursuant to 13 MRSA Chapter 22-A to provide the following professional services:

___________________________________

___________________________________
(type of professional services)

Pursuant to 13-C MRSA Section 202, the undersigned executes and delivers the following Articles of Incorporation:

FIRST:   The name of the corporation is Emcare of Maine, Inc.

SECOND: The name of the initial Clerk, who must be a Maine resident, and the address of the initial registered office shall be:

         Severin Beliveau               __________________________

                                     (name)

         45 Memorial Circle, Augusta, ME  04330
         (physical location, not P.O. Box - street, city, state and zip code)

         _____________________________________________
         (mailing address if different from above)

THIRD:   ("X" one box only)

      [x] There shall be only one class of shares. The number of authorized shares is 1000.

            (Optional) Name of class: Common

      [ ] There shall be two or more classes or series of shares. The information required by Section 601 concerning each such class and series is set forth in Exhibit __ attached hereto and made a part hereof.

FOURTH:  ("X" one box only)

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      [x]   The corporation will have a board of directors.

      [ ] There will be no directors; the business of the Corporation will be managed by shareholders. (Section 743)

FIFTH: (For corporations with directors, each of the following provisions is optional - "X" only if applicable)

      [x] The number of directors is limited as follows: not fewer than 1 nor more than 3 directors. (Section 803)

      [ ] To the fullest extent permitted by Section 202.2.D., a director shall have no liability to the Corporation or its shareholders for money damages for an action taken or a failure to take an action as a director.

      [ ] Except as otherwise specified by contract or in its bylaws, the Corporation shall in all cases provide indemnification (including advances of expenses) to its directors and officers to the fullest extent permitted by law. (Sections 202, 857 and 859)

SIXTH:  ("X" only if applicable)

      [  ]  The Corporation elects to have preemptive rights as defined in
             Section 641.

SEVENTH: Name and address of each incorporator is set forth below or on Exhibit __ attached hereto:

Todd G. Zimmerman                               1717 Main Street, Suite 5200
-----------------------------------        -------------------------------------
(type or print name)                       (street or mailing address)

                                                Dallas, Texas  75201
                                           -----------------------------------
                                           (city, state and zip code)

__________________________________         _____________________________________
(type or print name)                       (street or mailing address)

                                           _____________________________________
                                           (city, state and zip code)

__________________________________         _____________________________________
(type or print name)                       (street or mailing address)

                                           _____________________________________
                                           (city, state and zip code)

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EIGHTH: ("X" only if applicable)

      [ ] Additional provisions of these Articles of Incorporation are set forth in Exhibit __ attached hereto and made apart hereof. [Section 202)

DATED:  08/07/03                              *By /s/ Todd G. Zimmerman
                                                  -------------------------
                                                     (signature of incorporator)

                                              Todd G. Zimmerman, Incorporator
                                              ----------------------------------
                                              (type or print name and capacity)
Acceptance of Appointment of Clerk

The undersigned hereby accepts the appointment for the above-named domestic business corporation.

DATED  8/26/63

/s/  X                                          /s/  X
------------------------------------            --------------------------------
           (Signature of clerk)                 (type or print name)

Note: Unless the Clerk is signing here to accept appointment as clerk, Form MBCA-18 (Section 501.3) must accompany this document.

**The professional corporation name must contain one of the following:
"chartered," "professional corporation," "professional association" or "service corporation" or the abbreviation "P.C.," "P.A." or "S.C.".

*These articles must be dated and executed by an incorporator pursuant to the provisions of Section 121.5.

Please remit your payment made payable to the Maine Secretary of State.

SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE, 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101 TEL. (207) 624-7740

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